UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2005
REGENT COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15392	31-1492857

(Commission File Number)	(IRS Employer Identification No.)
2000 Fifth Third Center, 511 Walnut Street, Cincinnati, Ohio 45202

(Address of Principal Executive Offices)	(Zip Code)
(513) 651-1190

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EX-10.1
EX-10.2

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.
Changes to Director Compensation
     On December 14, 2005, the Board of Directors of Regent Communications, Inc. (“Regent”), upon the recommendation of its Compensation Committee, approved certain changes to the compensation payable to Regent’s non-management directors. Effective as of January 1, 2006: the annual retainer for the chairman of each committee of the Board will be increased as follows: Audit Committee — $10,000; Compensation Committee — $5,000; and Nominating and Corporate Governance Committee — $5,000; the independent Chairman of the Board will receive an annual retainer of $15,000; fees for attending committee meetings in person will be $2,000; and all director fees will be paid on a quarterly basis rather than monthly. The current annual cash retainer for serving as a director remains at $12,000, no fees are payable in connection with attendance at Board meetings, and attendance at committee meetings by telephone remains at $1,000. The Board also approved annual grants of 5,000 shares of restricted stock to directors, in lieu of the current annual grant of 5,000 stock options, commencing with the term of directors commencing upon the conclusion of Regent’s 2006 annual meeting of stockholders. The change to awards of restricted stock to directors is contingent upon preparation and presentation for approval by stockholders at the 2006 annual meeting of an appropriate incentive plan for directors permitting the grant of restricted stock to them. A revised schedule of director compensation is attached hereto as Exhibit 10.1.
Amendment to 2005 Incentive Compensation Plan
     Also on December 14, 2005, Regent’s Board of Directors, upon the recommendation of its Compensation Committee, approved Amendment No. 1 to the Regent Communications, Inc. 2005 Incentive Compensation Plan as attached hereto as Exhibit 10.2. The changes to the Plan as set forth in Amendment No. 1 are intended to satisfy certain requirements of the Internal Revenue Code, including but not limited to Section 409A.

Section 9 –	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit	Description
10.1	Schedule of Director Compensation
10.2	Amendment No. 1 to Regent Communications, Inc. 2005 Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Regent Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2005	REGENT COMMUNICATIONS, INC.
	By:	/s/ ANTHONY A. VASCONCELLOS
Anthony A. Vasconcellos, Executive Vice President and Chief Financial Officer

3